BROWN ADVISORY FUNDS

Brown Advisory – Beutel Goodman Large-Cap Value Fund
(the “Fund”)

Supplement dated June 30, 2021
to the Prospectus, the Summary Prospectus and the Statement of Additional Information (“SAI”)
dated October 31, 2020, as amended from time to time

This supplement serves as notification of the following changes:

Effective as of June 30, 2021, Investor Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Investor Shares. Accordingly, all references to the Investor Shares of the Fund being not available for purchase are hereby deleted from the Prospectus, Summary Prospectus and SAI.

The ticker symbol for the Investor Shares of the Fund will be BIAVX.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

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Investors should retain this supplement for future reference